EXHIBIT 10.5

                          SECURITIES PURCHASE AGREEMENT
                          -----------------------------

     THIS SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of November
                                               ---------
___, 2005, by and among NS8 CORPORATION, a Delaware corporation (the "Company"),
                                                                      -------
and  the Buyers listed on Schedule I attached hereto (individually, a "Buyer" or
                                                                       -----
collectively  "Buyers").
               ------

                                   WITNESSETH
                                   ----------

     WHEREAS, the Company and the Buyer(s) are executing and delivering this Agreement in reliance upon an exemption from securities registration pursuant to
Section  4(2) and/or Rule 506 of Regulation D ("Regulation D") as promulgated by
                                                ------------
the U.S. Securities and Exchange Commission (the "SEC") under the Securities Act
                                                  ---
of  1933,  as  amended  (the  "Securities  Act");
                               ---------------

     WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Buyer(s), as provided herein, and the Buyer(s) shall purchase up to Three Million One Hundred Sixty Three Thousand Four Hundred Thirty Dollars ($3,163,430) of secured convertible debentures (the "Convertible Debentures"), which shall be
                                -----------------------
convertible into shares of the Company's common stock, par value $0.0001 (the "Common Stock") (as converted, the "Conversion Shares"), of which the aggregate
 ------------                        -----------------
amount of One Million Eight Hundred Sixty Three Thousand Four Hundred Thirty Dollars ($1,863,430) was previously funded pursuant to the promissory note issued by the Company to the Buyer on May 27, 2005 and the promissory note issued by the Company to the Buyer on June 9, 2004 (consisting of outstanding principal along with accrued and unpaid interest), Five Hundred Thousand Dollars shall be funded on the fifth (5th) business day following the date hereof (the "First Closing"), Five Hundred Thousand Dollars ($500,000) shall be funded two
 --------------
(2) business days prior to the date the registration statement (the "Registration Statement") is filed, pursuant to the Investor Registration Rights
 ----------------------
Agreement dated the date hereof, with the United States Securities and Exchange Commission (the "SEC") (the "Second Closing") and Three Hundred Thousand Dollars
                 ---         --------------
($300,000) shall be funded on the fifth (5th) business day following the date the Registration Statement is declared effective by the SEC (the "Third
                                                                           -----
Closing")  (individually  referred to as a "Closing" collectively referred to as
-------                                     -------
the  "Closings"),  for a total purchase price of up to Three Million One Hundred
      --------
Sixty  Three  Thousand  Four Hundred Thirty Dollars ($3,163,430), (the "Purchase
                                                                        --------
Price")  in  the  respective  amounts  set  forth opposite each Buyer(s) name on
-----
Schedule  I  (the  "Subscription  Amount");
                    --------------------

     WHEREAS, contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement substantially in the form attached hereto as Exhibit A (the "Investor
                                                        ----------      --------
Registration  Rights  Agreement")  pursuant  to  which the Company has agreed to
-------------------------------
provide certain registration rights under the Securities Act and the rules and regulations promulgated there under, and applicable state securities laws;

     WHEREAS, the aggregate proceeds of the sale of the Convertible Debentures contemplated hereby shall be held in escrow pursuant to the terms of an escrow agreement substantially in the form of the Escrow Agreement attached hereto as Exhibit B;
----------


                                      EX-52

     WHEREAS, contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering an Amended and Restated Security Agreement substantially in the form attached hereto as Exhibit
                                                                         -------
C (the "Security Agreement") pursuant to which the Company has agreed to provide
-       ------------------
the Buyer a security interest in Pledged Collateral (as this term is defined in the Security Agreement) to secure the Company's obligations under this Agreement, the Convertible Debenture, the Investor Registration Rights Agreement, the Irrevocable Transfer Agent Instructions, the Security Agreement, the Subsidiary Security Agreement, the Pledge and Escrow Agreement or any other obligations of the Company to the Buyer;

     WHEREAS, contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Pledge and Escrow Agreement substantially in the form attached hereto as Exhibit D (the "Pledge
                                                          ---------       ------
and  Escrow  Agreement") pursuant to which the Company has agreed to provide the
----------------------
Buyer a security interest in the Pledged Shares (as this term is defined in the Pledge and Escrow Agreement) to secure the Company's obligations under this Agreement, the Convertible Debenture, the Investor Registration Rights Agreement, the Irrevocable Transfer Agent Instructions, the Security Agreement, the Subsidiary Security Agreement, the Pledge and Escrow Agreement or any other obligations of the Company to the Buyer;

     WHEREAS, contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering Irrevocable Transfer Agent Instructions substantially in the form attached hereto as Exhibit E (the
                                                                  ---------
"Irrevocable  Transfer  Agent  Instructions");  and
 ------------------------------------------

     WHEREAS,  contemporaneously  with  the  execution  and  delivery  of  this
Agreement, the parties hereto and CanOnline Media Corporation, a British Columbia corporation, and CanOnline Global Media Inc., a Washington corporation, each a wholly owned subsidiary of the Company (the "Subsidiaries"), is executing
                                                    ------------
and delivering a security agreement substantially in the form attached hereto as Exhibit F (collectively, the "Subsidiary Security Agreement") pursuant to which
----------                     -----------------------------
the Company and the Subsidiaries have agreed to provide the Buyer a security interest in Pledged Collateral (as this term is defined in the Subsidiary Security Agreement) to secure the Company's obligations under this Agreement, the Convertible Debenture, the Investor Registration Rights Agreement, the Irrevocable Transfer Agent Instructions, the Security Agreement, the Subsidiary Security Agreement, the Pledge and Escrow Agreement or any other obligations of the Company to the Buyer.

     NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement the Company and the Buyer(s) hereby agree as follows:

     1.     PURCHASE  AND  SALE  OF  CONVERTIBLE  DEBENTURES.
            ------------------------------------------------

     (a)     Purchase  of  Convertible  Debentures.  Subject to the satisfaction
             -------------------------------------
(or waiver) of the terms and conditions of this Agreement, each Buyer agrees, severally and not jointly, to purchase at each Closing and the Company agrees to sell and issue to each Buyer, severally and not jointly, at each Closing, Convertible Debentures in amounts corresponding with the Subscription Amount set


                                      EX-53
forth opposite each Buyer's name on Schedule I hereto. Upon execution hereof by a Buyer, the Buyer shall wire transfer the Subscription Amount set forth opposite his name on Schedule I in same-day funds or a check payable to "David Gonzalez, Esq., as Escrow Agent for NS8 Corporation/Cornell Capital Partners, LP", which Subscription Amount shall be held in escrow pursuant to the terms of the Escrow Agreement (as hereinafter defined) and disbursed in accordance therewith. Notwithstanding the foregoing, a Buyer may withdraw his Subscription Amount and terminate this Agreement as to such Buyer at any time after the execution hereof and prior to Closing (as hereinafter defined).

     (b)     Closing  Date.  The  First  Closing of the purchase and sale of the
             -------------
Convertible Debentures shall take place at 10:00 a.m. Eastern Standard Time on the fifth (5th) business day following the date hereof, subject to notification of satisfaction of the conditions to the First Closing set forth herein and in Sections 6 and 7 below (or such later date as is mutually agreed to by the Company and the Buyer(s)) (the "First Closing Date"), the Second Closing of the
                                 ------------------
purchase and sale of the Convertible Debentures shall take place at 10:00 a.m. Eastern Standard Time two (2) business days prior to the date the Registration Statement is filed with the SEC, subject to notification of satisfaction of the conditions to the Second Closing set forth herein and in Sections 6 and 7 below (or such later date as is mutually agreed to by the Company and the Buyer(s)) (the "Second Closing Date") and the Third Closing of the purchase and sale of
       ---------------------
the Convertible Debentures shall take place at 10:00 a.m. Eastern Standard Time on the fifth (5th) business day following the date the Registration Statement is declared effective by the SEC, subject to notification of satisfaction of the conditions to the Third Closing set forth herein and in Sections 6 and 7 below (or such later date as is mutually agreed to by the Company and the Buyer(s)) (the "Third Closing Date") (collectively referred to a the "Closing Dates").
       --------------------                                     -------------
The Closings shall occur on the respective Closing Dates at the offices of Yorkville Advisors, LLC, 101 Hudson Street, Suite 3700, Jersey City, New Jersey 07302 (or such other place as is mutually agreed to by the Company and the Buyer(s)).

     (c)     Escrow  Arrangements;  Form  of  Payment.  Upon execution hereof by
             ----------------------------------------
Buyer(s) and pending the Closings, the aggregate proceeds of the sale of the Convertible Debentures to Buyer(s) pursuant hereto shall be deposited in a non-interest bearing escrow account with David Gonzalez, Esq., as escrow agent (the "Escrow Agent"), pursuant to the terms of an escrow agreement between the
       -------------
Company, the Buyer(s) and the Escrow Agent in the form attached hereto as Exhibit B (the "Escrow Agreement"). Subject to the satisfaction of the terms
      ----         ----------------
and conditions of this Agreement, on the Closing Dates, (i) the Escrow Agent shall deliver to the Company in accordance with the terms of the Escrow Agreement such aggregate proceeds for the Convertible Debentures to be issued and sold to such Buyer(s) and (ii) the Company shall deliver to each Buyer, Convertible Debentures which such Buyer(s) is purchasing in amounts indicated opposite such Buyer's name on Schedule I, duly executed on behalf of the Company.

     2.     BUYER'S  REPRESENTATIONS  AND  WARRANTIES.
            -----------------------------------------

     Each  Buyer  represents  and  warrants,  severally  and  not jointly, that:

     (a)     Investment  Purpose.  Each  Buyer  is  acquiring  the  Convertible
             -------------------
Debentures and, upon conversion of Convertible Debentures, the Buyer will acquire the Conversion Shares then issuable, for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations


                                      EX-54
herein, such Buyer reserves the right to dispose of the Conversion Shares at any time in accordance with or pursuant to an effective Registration Statement covering such Conversion Shares or an available exemption under the Securities Act.

     (b)     Accredited Investor Status.  Each Buyer is an "Accredited Investor"
             --------------------------                     -------------------
as  that  term  is  defined  in  Rule  501(a)(3)  of  Regulation  D.

     (c)     Reliance  on  Exemptions.  Each  Buyer  understands  that  the
             ------------------------
Convertible Debentures are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire such securities.

     (d)     Information.  Each  Buyer  and  its  advisors  (and  his  or,  its
             -----------
counsel), if any, have been furnished with all materials relating to the business, finances and operations of the Company and information he deemed material to making an informed investment decision regarding his purchase of the Convertible Debentures and the Conversion Shares, which have been requested by such Buyer. Each Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and its management. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer's right to rely on the Company's representations and warranties contained in Section 3 below. Each Buyer understands that its investment in the Convertible Debentures and the Conversion Shares involves a high degree of risk. Each Buyer is in a position regarding the Company, which, based upon employment, family relationship or economic bargaining power, enabled and enables such Buyer to obtain information from the Company in order to evaluate the merits and risks of this investment. Each Buyer has sought such accounting, legal and tax advice, as it has considered necessary to make an informed investment decision with respect to its acquisition of the Convertible Debentures and the Conversion Shares.

     (e)     No  Governmental  Review.  Each  Buyer  understands  that no United
             ------------------------
States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Convertible Debentures or the Conversion Shares, or the fairness or suitability of the investment in the Convertible Debentures or the Conversion Shares, nor have such authorities passed upon or endorsed the merits of the offering of the Convertible Debentures or the Conversion Shares.

     (f)     Transfer or Resale.  Each Buyer understands that except as provided
             ------------------
in the Investor Registration Rights Agreement: (i) the Convertible Debentures have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, or (B) such Buyer shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration requirements; (ii) any sale of such securities made in reliance on Rule 144


                                      EX-55
under  the Securities Act (or a successor rule thereto) ("Rule 144") may be made
                                                          --------
only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of such securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. The Company reserves the right to place stop transfer instructions against the shares and certificates for the Conversion Shares.

     (g)     Legends.  Each  Buyer  understands  that  the certificates or other
             -------
instruments representing the Convertible Debentures and or the Conversion Shares shall bear a restrictive legend in substantially the following form (and a stop -transfer order may be placed against transfer of such stock certificates):

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TOWARD RESALE AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS.

The legend set forth above shall be removed and the Company within two (2) business days shall issue a certificate without such legend to the holder of the Conversion Shares upon which it is stamped, if, unless otherwise required by state securities laws, (i) in connection with a sale transaction, provided the Conversion Shares are registered under the Securities Act or (ii) in connection with a sale transaction, after such holder provides the Company with an opinion of counsel, which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale, assignment or transfer of the Conversion Shares may be made without registration under the Securities Act.

     (h)     Authorization,  Enforcement.  This  Agreement  has  been  duly  and
             ---------------------------
validly authorized, executed and delivered on behalf of such Buyer and is a valid and binding agreement of such Buyer enforceable in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.


                                      EX-56

     (i)     Receipt  of  Documents.  Each  Buyer  and  his  or  its counsel has
             ----------------------
received and read in their entirety: (i) this Agreement and each representation, warranty and covenant set forth herein, the Security Agreement, the Investor Registration Rights Agreement, the Escrow Agreement, the Irrevocable Transfer Agent Agreement, and the Pledge and Escrow Agreement; (ii) all due diligence and other information necessary to verify the accuracy and completeness of such representations, warranties and covenants; (iii) the Company's Form 10-KSB for the fiscal year ended December 31, 2004; (iv) the Company's Form 10-QSB for the fiscal quarter ended June 30, 2005 and (v) answers to all questions each Buyer submitted to the Company regarding an investment in the Company; and each Buyer has relied on the information contained therein and has not been furnished any other documents, literature, memorandum or prospectus.

     (j)     Due  Formation of Corporate and Other Buyers.  If the Buyer(s) is a
             --------------------------------------------
corporation, trust, partnership or other entity that is not an individual person, it has been formed and validly exists and has not been organized for the specific purpose of purchasing the Convertible Debentures and is not prohibited from doing so.

     (k)     No Legal Advice From the Company.  Each Buyer acknowledges, that it
             --------------------------------
had the opportunity to review this Agreement and the transactions contemplated by this Agreement with his or its own legal counsel and investment and tax advisors. Each Buyer is relying solely on such counsel and advisors and not on any statements or representations of the Company or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

     3.     REPRESENTATIONS  AND  WARRANTIES  OF  THE  COMPANY.
            --------------------------------------------------

     The Company represents and warrants to each of the Buyers that, except as set forth in the SEC Documents (as defined herein):

     (a)     Organization  and  Qualification.  The Company and its subsidiaries
             --------------------------------
are corporations duly organized and validly existing in good standing under the laws of the jurisdiction in which they are incorporated, and have the requisite corporate power to own their properties and to carry on their business as now being conducted. Each of the Company and its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole.

     (b)     Authorization, Enforcement, Compliance with Other Instruments.  (i)
             -------------------------------------------------------------
The Company has the requisite corporate power and authority to enter into and perform this Agreement, the Security Agreement, the Investor Registration Rights Agreement, the Irrevocable Transfer Agent Agreement, the Escrow Agreement, the Pledge and Escrow Agreement, the Warrants of even date herewith issued by the Company to the Buyer and any related agreements (collectively the "Transaction
                                                                     -----------
Documents") and to issue the Convertible Debentures and the Conversion Shares in
---------
accordance with the terms hereof and thereof, (ii) the execution and delivery of the Transaction Documents by the Company and the consummation by it of the


                                      EX-57
transactions contemplated hereby and thereby, including, without limitation, the issuance of the Convertible Debentures the Conversion Shares and the reservation for issuance and the issuance of the Conversion Shares issuable upon conversion or exercise thereof, have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders, (iii) the Transaction Documents have been duly executed and delivered by the Company, (iv) the Transaction Documents constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies. The authorized officer of the Company executing the Transaction Documents knows of no reason why the Company cannot file the registration statement as required under the Investor Registration Rights Agreement or perform any of the Company's other obligations under such documents.

     (c)     Capitalization.  As of the date hereof the authorized capital stock
             --------------
of the Company consists of 500,000,000 shares of Common Stock, par value $0.0001 and 5,000,000 shares of Preferred Stock, par value $0.0001 ("Preferred Stock").
                                                              ---------------
As of August 18, 2005, 104,390,721 shares of Common Stock were issued and 7,100,722 shares of Common Stock were issued and outstanding for unexchanged shares of CanOnline Global Media, Inc. and zero shares of Preferred Stock are issued and outstanding. All of such outstanding shares have been validly issued and are fully paid and nonassessable. Except as disclosed in the SEC Documents (as defined in Section 3(f)), no shares of Common Stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company. Except as disclosed in the SEC Documents, as of the date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, (ii) except as otherwise disclosed in the SEC Documents, there are no outstanding debt securities and (iii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the Securities Act (except pursuant to the Registration Rights Agreement) and (iv) except for the letter dated July 8, 2005, there are no outstanding comment letters from the SEC or any other regulatory agency. There are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Convertible Debentures as described in this Agreement. The Company has furnished to the Buyer true and correct copies of the Company's Articles of Incorporation, as amended and as in effect on the date hereof (the "Articles of Incorporation"), and the Company's By-laws, as in effect on the
 ---------------------------
date hereof (the "By-laws"), and the terms of all securities convertible into or
                  -------
exercisable for Common Stock and the material rights of the holders thereof in respect thereto other than stock options issued to employees and consultants.


                                      EX-58

     (d)     Issuance  of  Securities.  The  Convertible  Debentures  are  duly
             ------------------------
authorized and, upon issuance in accordance with the terms hereof, shall be duly issued, fully paid and nonassessable, are free from all taxes, liens and charges with respect to the issue thereof. The Conversion Shares issuable upon conversion of the Convertible Debentures have been duly authorized and reserved for issuance. Upon conversion or exercise in accordance with the Convertible Debentures the Conversion Shares will be duly issued, fully paid and nonassessable.

     (e)     No  Conflicts.  The  execution,  delivery  and  performance  of the
             -------------
Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby will not (i) result in a violation of the Articles of Incorporation, any certificate of designations of any outstanding series of preferred stock of the Company or the By-laws or (ii) conflict with or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of The National Association of Securities Dealers Inc.'s OTC Bulletin Board on which the Common Stock is quoted) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected. Neither the Company nor its subsidiaries is in violation of any term of or in default under its Articles of Incorporation or By-laws or their organizational charter or by-laws, respectively, or any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or its subsidiaries. The business of the Company and its subsidiaries is not being conducted, and shall not be conducted in violation of any material law, ordinance, or regulation of any governmental entity. Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement or the Registration Rights Agreement in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company and its subsidiaries are unaware of any facts or circumstance, which might give rise to any of the foregoing.

     (f)     SEC  Documents:  Financial  Statements.  Since January 1, 2003, the
             --------------------------------------
Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (all of the foregoing filed prior to the
                         ------------
date hereof or amended after the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to as the "SEC Documents"). The
                                                           -------------
Company has delivered to the Buyers or their representatives, or made available through the SEC's website at http://www.sec.gov., true and complete copies of the SEC Documents. As of their respective dates, the financial statements of the Company disclosed in the SEC Documents (the "Financial Statements") complied
                                                 --------------------
as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such


                                      EX-59
financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except
(i) as may be otherwise indicated in such Financial Statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and, fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Buyer which is not included in the SEC Documents, including, without limitation, information referred to in this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (g)     10(b)-5.  The SEC Documents do not include any untrue statements of
             -------
material fact, nor do they omit to state any material fact required to be stated therein necessary to make the statements made, in light of the circumstances under which they were made, not misleading.

     (h)     Absence  of  Litigation.  There  is  no  action,  suit, proceeding,
             -----------------------
inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending against or affecting the Company, the Common Stock or any of the Company's subsidiaries, wherein an unfavorable decision, ruling or finding would (i) have a material adverse effect on the transactions contemplated hereby (ii) adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of the documents contemplated herein, or (iii) have a material adverse effect on the business, operations, properties, financial condition or results of operations of the Company and its subsidiaries taken as a whole.

     (i)     Acknowledgment  Regarding  Buyer's  Purchase  of  the  Convertible
             ------------------------------------------------------------------
Debentures.  The  Company  acknowledges  and  agrees that the Buyer(s) is acting
----------
solely in the capacity of an arm's length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that the Buyer(s) is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by the Buyer(s) or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to such Buyer's purchase of the Convertible Debentures or the Conversion Shares. The Company further represents to the Buyer that the Company's decision to enter into this Agreement has been based solely on the independent evaluation by the Company and its representatives.

     (j)     No  General  Solicitation.  Neither  the  Company,  nor  any of its
             -------------------------
affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Convertible Debentures or the Conversion Shares.

     (k)     No  Integrated  Offering.  Neither  the  Company,  nor  any  of its
             ------------------------
affiliates,  nor  any  person  acting  on  its  or their behalf has, directly or


                                      EX-60
indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the Convertible Debentures or the Conversion Shares under the Securities Act or cause this offering of the Convertible Debentures or the Conversion Shares to be integrated with prior offerings by the Company for purposes of the Securities Act.

     (l)     Employee  Relations.  Neither  the  Company  nor  any  of  its
             -------------------
subsidiaries is involved in any labor dispute nor, to the knowledge of the Company or any of its subsidiaries, is any such dispute threatened. None of the Company's or its subsidiaries' employees is a member of a union and the Company and its subsidiaries believe that their relations with their employees are good.

     (m)     Intellectual Property Rights.  The Company and its subsidiaries own
             ----------------------------
or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted. The Company and its subsidiaries do not have any knowledge of any infringement by the Company or its subsidiaries of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, and, to the knowledge of the Company there is no claim, action or proceeding being made or brought against, or to the Company's knowledge, being threatened against, the Company or its subsidiaries regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret or other infringement; and the Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

     (n)     Environmental  Laws.  The  Company  and its subsidiaries are (i) in
             -------------------
compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or
               ------------------
other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval.

     (o)     Title.  Any  real  property  and facilities held under lease by the
             -----
Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

     (p)     Insurance.  The Company and each of its subsidiaries are insured by
             ---------
insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its subsidiaries are engaged. Neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition,


                                      EX-61
financial or otherwise, or the earnings, business or operations of the Company and its subsidiaries, taken as a whole.

     (q)     Regulatory  Permits.  The  Company and its subsidiaries possess all
             -------------------
material certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

     (r)     Internal  Accounting  Controls.  The  Company  and  each  of  its
             ------------------------------
subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, and (iii) the recorded amounts for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     (s)     No  Material Adverse Breaches, etc.  Neither the Company nor any of
             ----------------------------------
its subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company's officers has or is expected in the future to have a material adverse effect on the business, properties, operations, financial condition, results of operations or prospects of the Company or its subsidiaries. Except as disclosed in the Disclosure Schedule (the "Disclosure
                                                                      ----------
Schedule")  attached  hereto  as  Exhibit  G, neither the Company nor any of its
--------
subsidiaries is in breach of any contract or agreement which breach, in the judgment of the Company's officers, has or is expected to have a material adverse effect on the business, properties, operations, financial condition, results of operations or prospects of the Company or its subsidiaries.

     (t)     Tax  Status.  The Company and each of its subsidiaries has made and
             -----------
filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and (unless and only to the extent that the Company and each of its subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

     (u)     Certain  Transactions.  Except  for  arm's  length  transactions
             ---------------------
pursuant to which the Company makes payments in the ordinary course of business upon terms no less favorable than the Company could obtain from third parties and other than the grant of stock options disclosed in the SEC Documents, none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or


                                      EX-62
personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

     (v)     Fees  and Rights of First Refusal.  The Company is not obligated to
             ---------------------------------
offer the securities offered hereunder on a right of first refusal basis or otherwise to any third parties including, but not limited to, current or former shareholders of the Company, underwriters, brokers, agents or other third parties.

     4.     COVENANTS.

     (a)     Best  Efforts.  Each  party  shall  use  its best efforts to timely
             -------------
satisfy each of the conditions to be satisfied by it as provided in Sections 6 and 7 of this Agreement.

     (b)     Form  D.  The  Company  agrees to file a Form D with respect to the
             -------
Conversion Shares as required under Regulation D and to provide a copy thereof to each Buyer promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Conversion Shares, or obtain an exemption for the Conversion Shares for sale to the Buyers at the Closing pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States, and shall provide evidence of any such action so taken to the Buyers on or prior to the Closing Date.

     (c)     Reporting  Status.  Until  the  earlier of (i) the date as of which
             -----------------
the Buyer(s) may sell all of the Conversion Shares without restriction pursuant to Rule 144(k) promulgated under the Securities Act (or successor thereto), or
(ii)  the  date  on  which  (A)  the Buyer(s) shall have sold all the Conversion
Shares and (B) none of the Convertible Debentures are outstanding (the "Registration Period"), the Company shall file in a timely manner all reports
         ------------
required to be filed with the SEC pursuant to the Exchange Act and the regulations of the SEC thereunder, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would otherwise permit such termination.

     (d)     Use  of  Proceeds.  The Company will use the proceeds from the sale
             -----------------
of the Convertible Debentures for general corporate and working capital purposes.

     (e)     Reservation  of  Shares.  The  Company  shall  take  all  action
             -----------------------
reasonably necessary to at all times have authorized, and reserved for the purpose of issuance, such number of shares of Common Stock as shall be necessary to effect the issuance of the Conversion Shares. If at any time the Company does not have available such shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the Conversion Shares, the Company shall call and hold a special meeting of the shareholders within thirty
(30) days of such occurrence, for the sole purpose of increasing the number of shares authorized. The Company's management shall recommend to the shareholders to vote in favor of increasing the number of shares of Common Stock authorized. Management shall also vote all of its shares in favor of increasing the number of authorized shares of Common Stock.


                                      EX-63

     (f)     Listings  or  Quotation.  The  Company  shall  promptly  secure the
             -----------------------
listing or quotation of the Conversion Shares upon each national securities exchange, automated quotation system or The National Association of Securities Dealers Inc.'s Over-The-Counter Bulletin Board ("OTCBB") or other market, if
                                                     -----
any, upon which shares of Common Stock are then listed or quoted (subject to official notice of issuance) and shall use its best efforts to maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Conversion Shares from time to time issuable under the terms of this Agreement. The Company shall maintain the Common Stock's authorization for quotation on the OTCBB.

     (g)     Fees  and  Expenses.
             -------------------

     (i) Each of the Company and the Buyer(s) shall pay all costs and expenses incurred by such party in connection with the negotiation, investigation, preparation, execution and delivery of the Transaction Documents. The Company shall pay Yorkville Advisors Management LLC a fee equal to One Hundred Thirty Thousand Dollars ($130,000).

     (ii) The Company shall pay a structuring fee to Yorkville Advisors Management, LLC of Fifteen Thousand ($15,000), which shall be paid directly from the proceeds of the First Closing.

     (iii) The Company shall issue to the Buyer (A) a warrant to purchase Five Million (5,000,000) shares of the Company's Common Stock for a period of five (5) years at an exercise price of $0.075 per share, (B) a warrant to purchase Ten Million (10,000,000) shares of the Company's Common Stock for a period of five (5) years at an exercise price of $0.06 per share, and (C) a warrant to purchase Ten Million (10,000,000) shares of the Company's Common Stock for a period of five (5) years at an exercise price of $0.05 per share (all the shares of Common Stock underlying the warrants in this Section shall collectively be referred to as the "Warrant Shares"). The Warrant Shares shall
                                     --------------
have  "piggy-back"  and  demand  registration  rights.

     (h)     Corporate  Existence.  So long as any of the Convertible Debentures
             --------------------
remain outstanding, the Company shall not directly or indirectly consummate any merger, reorganization, restructuring, reverse stock split consolidation, sale of all or substantially all of the Company's assets or any similar transaction or related transactions (each such transaction, an "Organizational Change")
                                                         ---------------------
unless, prior to the consummation an Organizational Change, the Company obtains the written consent of each Buyer. In any such case, the Company will make appropriate provision with respect to such holders' rights and interests to insure that the provisions of this Section 4(h) will thereafter be applicable to the Convertible Debentures.

     (i)     Transactions  With  Affiliates.  So  long  as  any  Convertible
             ------------------------------
Debentures are outstanding, the Company shall not, and shall cause each of its subsidiaries not to, enter into, amend, modify or supplement, or permit any subsidiary to enter into, amend, modify or supplement any agreement, transaction, commitment, or arrangement with any of its or any subsidiary's officers, directors, person who were officers or directors at any time during the previous two (2) years, stockholders who beneficially own five percent (5%) or more of the Common Stock, or Affiliates (as defined below) or with any individual related by blood, marriage, or adoption to any such individual or with any entity in which any such entity or individual owns a five percent (5%)


                                      EX-64
or  more  beneficial interest (each a "Related Party"), except for (a) customary
                                       -------------
employment  arrangements  and  benefit  programs  on  reasonable  terms, (b) any investment in an Affiliate of the Company, (c) any agreement, transaction, commitment, or arrangement on an arms-length basis on terms no less favorable than terms which would have been obtainable from a person other than such Related Party, (d) any agreement, transaction, commitment, or arrangement which is approved by a majority of the disinterested directors of the Company; for purposes hereof, any director who is also an officer of the Company or any subsidiary of the Company shall not be a disinterested director with respect to any such agreement, transaction, commitment, or arrangement. "Affiliate" for
                                                                  ---------
purposes hereof means, with respect to any person or entity, another person or entity that, directly or indirectly, (i) has a ten percent (10%) or more equity interest in that person or entity, (ii) has ten percent (10%) or more common ownership with that person or entity, (iii) controls that person or entity, or
(iv)  shares common control with that person or entity.  "Control" or "controls"
                                                          -------      --------
for purposes hereof means that a person or entity has the power, direct or indirect, to conduct or govern the policies of another person or entity.

     (j)     Transfer  Agent.  The  Company  covenants  and  agrees that, in the
             ---------------
event that the Company's agency relationship with the transfer agent should be terminated for any reason prior to a date which is two (2) years after the Closing Date, the Company shall immediately appoint a new transfer agent and shall require that the new transfer agent execute and agree to be bound by the terms of the Irrevocable Transfer Agent Instructions (as defined herein).

     (k)     Restriction  on  Issuance  of  the  Capital  Stock.  So long as any
             --------------------------------------------------
Convertible Debentures are outstanding, the Company shall not, without the prior written consent of the Buyer(s), which shall not be unreasonably withheld (i) issue or sell shares of Common Stock or Preferred Stock without consideration or for a consideration per share less than the bid price of the Common Stock determined immediately prior to its issuance, (ii) issue any warrant, option, right, contract, call, or other security instrument granting the holder thereof, the right to acquire Common Stock without consideration or for a consideration less than such Common Stock's Bid Price value determined immediately prior to it's issuance, (iii) enter into any security instrument granting the holder a security interest in any and all assets of the Company, or (iv) file any registration statement on Form S-8. Notwithstanding the foregoing, the above restriction shall not apply to only those holders of the Company's stock options contained in the Stock Option Grants (the "Stock Option Grants") attached hereto
                                           -------------------
as  Exhibit  F.

     (l) Neither the Buyer(s) nor any of its affiliates have an open short position in the Common Stock of the Company, and the Buyer(s) agrees that it shall not, and that it will cause its affiliates not to, engage in any short sales of or hedging transactions with respect to the Common Stock as long as any Convertible Debenture or warrants to purchase the Warrant Shares shall remain outstanding.

     (m)     Rights  of  First  Refusal.  So  long as any portion of Convertible
             --------------------------
Debentures are outstanding, if the Company intends to raise additional capital by the issuance or sale of capital stock of the Company, including without limitation shares of any class of common stock, any class of preferred stock, options, warrants or any other securities convertible or exercisable into shares


                                      EX-65
of common stock (whether the offering is conducted by the Company, underwriter, placement agent or any third party) the Company shall be obligated to offer to the Buyers such issuance or sale of capital stock, by providing in writing the principal amount of capital it intends to raise and outline of the material terms of such capital raise, prior to the offering such issuance or sale of capital stock to any third parties including, but not limited to, current or former officers or directors, current or former shareholders and/or investors of the obligor, underwriters, brokers, agents or other third parties. The Buyers shall have ten (10) business days from receipt of such notice of the sale or issuance of capital stock to accept or reject all or a portion of such capital raising offer.

     5.     TRANSFER  AGENT  INSTRUCTIONS.
            -----------------------------

     (a) The Company shall issue the Irrevocable Transfer Agent Instructions to its transfer agent irrevocably appointing David Gonzalez, Esq. as the Company's agent for purpose of having certificates issued, registered in the name of the Buyer(s) or its respective nominee(s), for the Conversion Shares representing such amounts of Convertible Debentures as specified from time to time by the Buyer(s) to the Company upon conversion of the Convertible Debentures, for interest owed pursuant to the Convertible Debenture, and for any and all Liquidated Damages (as this term is defined in the Investor Registration Rights Agreement). David Gonzalez, Esq. shall be paid a cash fee of Fifty Dollars ($50) for every occasion they act pursuant to the Irrevocable Transfer Agent Instructions. The Company shall not change its transfer agent without the express written consent of the Buyer(s), which may be withheld by the Buyer(s) in its sole discretion. Prior to registration of the Conversion Shares under the Securities Act, all such certificates shall bear the restrictive legend specified in Section 2(g) of this Agreement. The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5, and stop transfer instructions to give effect to Section 2(g) hereof (in the case of the Conversion Shares prior to registration of such shares under the Securities Act) will be given by the Company to its transfer agent and that the Conversion Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Investor Registration Rights Agreement. Nothing in this
Section 5 shall affect in any way the Buyer's obligations and agreement to comply with all applicable securities laws upon resale of Conversion Shares. If the Buyer(s) provides the Company with an opinion of counsel, in form, scope and substance customary for opinions of counsel in comparable transactions to the effect that registration of a resale by the Buyer(s) of any of the Conversion Shares is not required under the Securities Act, the Company shall within two
(2) business days instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by the Buyer. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyer by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5, that the Buyer(s) shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.


                                      EX-66

     6.     CONDITIONS  TO  THE  COMPANY'S  OBLIGATION  TO  SELL.
            ----------------------------------------------------

     The obligation of the Company hereunder to issue and sell the Convertible Debentures to the Buyer(s) at the Closings is subject to the satisfaction, at or before the Closing Dates, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

     (a) Each Buyer shall have executed the Transaction Documents and delivered them to the Company.

     (b) The Buyer(s) shall have delivered to the Escrow Agent the Purchase Price for Convertible Debentures in respective amounts as set forth next to each Buyer as outlined on Schedule I attached hereto and the Escrow Agent shall have delivered the net proceeds to the Company by wire transfer of immediately available U.S. funds pursuant to the wire instructions provided by the Company.

     (c) The representations and warranties of the Buyer(s) shall be true and correct in all material respects as of the date when made and as of the Closing Dates as though made at that time (except for representations and warranties that speak as of a specific date), and the Buyer(s) shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer(s) at or prior to the Closing Dates.

     7.     CONDITIONS  TO  THE  BUYER'S  OBLIGATION  TO  PURCHASE.
            ------------------------------------------------------

     (a) The obligation of the Buyer(s) hereunder to purchase the Convertible Debentures at the First Closing is subject to the satisfaction, at or before the First Closing Date, of each of the following conditions:

     (i) The Company shall have executed the Transaction Documents and delivered the same to the Buyer(s).

     (ii) The Common Stock shall be authorized for quotation on the OTCBB, trading in the Common Stock shall not have been suspended for any reason, and all the Conversion Shares issuable upon the conversion of the Convertible Debentures shall be approved by the OTCBB.

     (iii) The representations and warranties of the Company shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 3 above, in which case, such representations and warranties shall be true and correct without further qualification) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. If requested by the Buyer, the Buyer shall have received a certificate, executed by the President of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Buyer including, without limitation an update as of the Closing Date regarding the representation contained in Section 3(c) above.


                                      EX-67

     (iv) The Company shall have executed and delivered to the Buyer(s) the Convertible Debentures in the respective amounts set forth opposite each Buyer(s) name on Schedule I attached hereto.

     (v) The Buyer(s) shall have received an opinion of counsel from McGuireWoods, LLP in a form satisfactory to the Buyer(s).

     (vi) The Company shall have provided to the Buyer(s) a certificate of good standing from the secretary of state from the state in which the company is incorporated.

     (vii) The Company shall have filed a form UCC-1 or such other forms as may be required to perfect the Buyer's interest in the Pledged Property as detailed in the Security Agreement dated the date hereof and provided proof of such filing to the Buyer(s).

     (viii) The Company shall have delivered to the Escrow Agent the Pledged Shares as well as executed and medallion guaranteed stock powers as required pursuant to the Pledge and Escrow Agreement.

     (ix) The Company shall have provided to the Buyer an acknowledgement, to the satisfaction of the Buyer, from the Company's independent certified public accountants as to its ability to provide all consents required in order to file a registration statement in connection with this transaction.

     (x) The Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Convertible Debentures, shares of Common Stock to effect the conversion of all of the Conversion Shares then outstanding.

     (xi) The Irrevocable Transfer Agent Instructions, in form and substance satisfactory to the Buyer, shall have been delivered to and acknowledged in writing by the Company's transfer agent.

     (b) The obligation of the Buyer(s) hereunder to accept the Convertible Debentures at the Second Closing is subject to the satisfaction, at or before the Second Closing Date, of each of the following conditions:

     (i) The Common Stock shall be authorized for quotation on the OTCBB, trading in the Common Stock shall not have been suspended for any reason, and all the Conversion Shares issuable upon the conversion of the Convertible Debentures shall be approved by the OTCBB.

     (ii) The representations and warranties of the Company shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 3 above, in which case, such representations and warranties shall be true and correct without further qualification) as of the date when made and as of the Second Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants,


                                      EX-68
agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Second Closing Date. If requested by the Buyer, the Buyer shall have received a certificate, executed by two officers of the Company, dated as of the Second Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Buyer including, without limitation an update as of the Second Closing Date regarding the representation contained in Section 3(c) above.

     (iii) The Company shall have executed and delivered to the Buyer(s) the Convertible Debentures in the respective amounts set forth opposite each Buyer(s) name on Schedule I attached hereto.

     (iv) The Company shall have increased its number of authorized shares of Common Stock to a number satisfactory to the Buyers in its sole discretion.

     (v) The Company shall have certified that all conditions to the Second Closing have been satisfied and that the Company will file the Registration Statement with the SEC in compliance with the rules and regulations promulgated by the SEC for filing thereof two (2) business days after the Second Closing. If requested by the Buyer, the Buyer shall have received a certificate, executed by the two officers of the Company, dated as of the Second Closing Date, to the foregoing effect. The Buyers have no obligation to fund at the Second Closing if the Company has filed the Registration Statement.

     (vi) No default or event of default shall have occurred under any Transaction Document.

     (c) The obligation of the Buyer(s) hereunder to accept the Convertible Debentures at the Third Closing is subject to the satisfaction, at or before the Third Closing Date, of each of the following conditions:

     (i) The Common Stock shall be authorized for quotation on the OTCBB, trading in the Common Stock shall not have been suspended for any reason, and all the Conversion Shares issuable upon the conversion of the Convertible Debentures shall be approved by the OTCBB.

     (ii) The representations and warranties of the Company shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 3 above, in which case, such representations and warranties shall be true and correct without further qualification) as of the date when made and as of the Third Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Third Closing Date. If requested by the Buyer, the Buyer shall have received a certificate, executed by two officers of the Company, dated as of the Third Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by


                                      EX-69
the Buyer including, without limitation an update as of the Third Closing Date regarding the representation contained in Section 3(c) above.

     (iii) The Company shall have executed and delivered to the Buyer(s) the Convertible Debentures in the respective amounts set forth opposite each Buyer(s) name on Schedule I attached hereto.

     (iv) No default or event of default shall have occurred under any Transaction Document.

     8.     INDEMNIFICATION.
            ---------------

     (a) In consideration of the Buyer's execution and delivery of this Agreement and acquiring the Convertible Debentures and the Conversion Shares hereunder, and in addition to all of the Company's other obligations under this Agreement, the Company shall defend, protect, indemnify and hold harmless the Buyer(s) and each other holder of the Convertible Debentures and the Conversion Shares, and all of their officers, directors, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Buyer Indemnitees") from and
                                                    -----------------
against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Buyer Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by the Buyer
                                -----------------------
Indemnitees or any of them as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement, the Convertible Debentures or the Investor Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in this Agreement, or the Investor Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby, or (c) any cause of action, suit or claim brought or made against such Indemnitee and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement or any other instrument, document or agreement executed pursuant hereto by any of the parties hereto, any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Convertible Debentures or the status of the Buyer or holder of the Convertible Debentures the Conversion Shares, as a Buyer of Convertible Debentures in the Company. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

     (b) In consideration of the Company's execution and delivery of this Agreement, and in addition to all of the Buyer's other obligations under this
Agreement, the Buyer shall defend, protect, indemnify and hold harmless the Company and all of its officers, directors, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Company Indemnitees") from
                                                      -------------------


                                      EX-70
and against any and all Indemnified Liabilities incurred by the Indemnitees or any of them as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Buyer(s) in this Agreement, instrument or document contemplated hereby or thereby executed by the Buyer, (b) any breach of any covenant, agreement or obligation of the Buyer(s) contained in this Agreement, the Investor Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby executed by the Buyer, or (c) any cause of action, suit or claim brought or made against such Company Indemnitee based on material misrepresentations or due to a material breach and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement, the Investor Registration Rights Agreement or any other instrument, document or agreement executed pursuant hereto by any of the parties hereto. To the extent that the foregoing undertaking by each Buyer may be unenforceable for any reason, each Buyer shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

     9.     GOVERNING  LAW:  MISCELLANEOUS.
            ------------------------------

     (a)     Governing Law.  This Agreement shall be governed by and interpreted
             -------------
in accordance with the laws of the State of New Jersey without regard to the principles of conflict of laws. The parties further agree that any action between them shall be heard in Hudson County, New Jersey, and expressly consent to the jurisdiction and venue of the Superior Court of New Jersey, sitting in Hudson County and the United States District Court for the District of New
Jersey sitting in Newark, New Jersey for the adjudication of any civil action asserted pursuant to this Paragraph.

     (b)     Counterparts.  This  Agreement  may  be  executed  in  two  or more
             ------------
identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause four (4) additional original executed signature pages to be physically delivered to the other party within five (5) days of the execution and delivery hereof.

     (c)     Headings.  The  headings  of  this Agreement are for convenience of
             --------
reference and shall not form part of, or affect the interpretation of, this Agreement.

     (d)     Severability.  If  any provision of this Agreement shall be invalid
             ------------
or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

     (e)     Entire  Agreement, Amendments.  This Agreement supersedes all other
             -----------------------------
prior oral or written agreements between the Buyer(s), the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this


                                      EX-71

Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

     (f)     Notices.  Any  notices,  consents, waivers, or other communications
             -------
required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon confirmation of receipt, when sent by facsimile;
(iii) three (3) days after being sent by U.S. certified mail, return receipt requested, or (iv) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If  to  the  Company,  to:     NS8  Corporation
                               600  University  Street  -  Suite  1525
                               Seattle,  WA  98101
                               Attention:  Anthony  Alda
                               Telephone:  (604)  677-6994
                               Facsimile:  (604)  677-7011

With  a  copy  to:             McGuireWoods,  LLP
                               1345  Avenue  of  the  Americas
                               New  York,  NY  10105
                               Attention:  Louis  W.  Zehil,  Esq.
                               Telephone:  (212)  548-2138
                               Facsimile:  (212)  680-2175

     If to the Buyer(s), to its address and facsimile number on Schedule I, with copies to the Buyer's counsel as set forth on Schedule I. Each party shall provide five (5) days' prior written notice to the other party of any change in address or facsimile number.

     (g)     Successors  and  Assigns.  This Agreement shall be binding upon and
             ------------------------
inure to the benefit of the parties and their respective successors and assigns. Neither the Company nor any Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other party hereto.

     (h)     No  Third  Party Beneficiaries.  This Agreement is intended for the
             ------------------------------
benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     (i)     Survival.  Unless  this Agreement is terminated under Section 9(l),
             --------
the representations and warranties of the Company and the Buyer(s) contained in Sections 2 and 3, the agreements and covenants set forth in Sections 4, 5 and 9, and the indemnification provisions set forth in Section 8, shall survive the Closing for a period of two (2) years following the date on which the Convertible Debentures are converted in full. The Buyer(s) shall be responsible only for its own representations, warranties, agreements and covenants hereunder.


                                      EX-72

     (j)     Publicity.  The  Company  and  the Buyer(s) shall have the right to
             ---------
approve, before issuance any press release or any other public statement with respect to the transactions contemplated hereby made by any party; provided, however, that the Company shall be entitled, without the prior approval of the Buyer(s), to issue any press release or other public disclosure with respect to such transactions required under applicable securities or other laws or regulations (the Company shall use its best efforts to consult the Buyer(s) in connection with any such press release or other public disclosure prior to its release and Buyer(s) shall be provided with a copy thereof upon release thereof).

     (k)     Further  Assurances.  Each  party shall do and perform, or cause to
             -------------------
be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     (l)     Termination.  In the event that the Closing shall not have occurred
             -----------
with respect to the Buyers on or before five (5) business days from the date hereof due to the Company's or the Buyer's failure to satisfy the conditions set forth in Sections 6 and 7 above (and the non-breaching party's failure to waive such unsatisfied condition(s)), the non-breaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party; provided, however, that if this Agreement is terminated by the Company pursuant to this Section 9(l), the Company shall remain obligated to reimburse the Buyer(s) for the fees and expenses of Yorkville Advisors Management, LLC described in Section 4(g) above.

     (m)     No  Strict  Construction.  The language used in this Agreement will
             ------------------------
be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.



                    [REMAINDER PAGE INTENTIONALLY LEFT BLANK]


                                      EX-73

     IN WITNESS WHEREOF, the Buyers and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.


                                                            COMPANY:
                                                            NS8 CORPORATION

                                                            By: /s/ Anthony Alda
                                                            Name: Anthony Alda
                                                            Title: CEO


                                      EX-74

                                    EXHIBIT A

                 FORM OF INVESTOR REGISTRATION RIGHTS AGREEMENT
                 ----------------------------------------------



                                      EX-75

                                    EXHIBIT B

                            FORM OF ESCROW AGREEMENT
                            ------------------------


                                      EX-76

                                    EXHIBIT C

                               SECURITY AGREEMENT
                               ------------------


                                      EX-77

                                    EXHIBIT D



                           PLEDGE AND ESCROW AGREEMENT
                           ---------------------------




                                      EX-78

                                    EXHIBIT E



                     IRREVOCABLE TRANSFER AGENT INSTRUCTIONS
                     ---------------------------------------


                                      EX-79

                                    EXHIBIT F



                            THE SUBSIDIARY AGREEMENT
                            ------------------------


                                      EX-80

                                    EXHIBIT G



                               DISCLOSURE SCHEDULE
                               -------------------


                                      EX-81

                                    EXHIBIT F



                               DISCLOSURE SCHEDULE
                               -------------------


                                      EX-82


                                                     SCHEDULE I
                                                     ----------
                                                 SCHEDULE OF BUYERS
                                                 ------------------


                                              Address/Facsimile                  Amount of
Name                                              Signature                   Number of Buyer          Subscription
---------------------------------------  ----------------------------  ------------------------------  -------------

Cornell Capital Partners, LP             By:  Yorkville Advisors, LLC  101 Hudson Street - Suite 3700  $   3,163,430
                                         Its:  General Partner         Jersey City, NJ  07302
                                                                       Facsimile:  (201) 985-8266

                                         By: /s/ Mark Angelo
                                             -----------------
                                         Name: Mark Angelo
                                         Its: Portfolio Manager

With a copy to:                          David Gonzalez, Esq.          101 Hudson Street - Suite 3700
                                                                       Jersey City, NJ 07302
                                                                       Facsimile:  (201) 985-8266


                                      EX-83